VALIC COMPANY I

Small Cap Aggressive Growth Fund
Small Cap Fund

Small Cap Growth Fund

VALIC COMPANY II
Small Cap Growth Fund

Supplement dated April 27, 2021,
to the Combined Prospectus/Proxy Statement
dated March 10, 2021 (the “Prospectus/Proxy Statement”)

At a meeting held on April 26, 2021 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a subadviser to the Small Cap Growth Fund (the “Acquiring Fund”), effective on the closing date of the Reorganization. T. Rowe Price will manage investments in certain privately placed securities which will be transferred to the Acquiring Fund as part of the Reorganization, but does not currently intend to invest the assets of the Acquiring Fund in additional privately placed securities. Investments in privately placed securities are not a principal investment strategy of the Acquiring Fund and there are no changes to the sections of the Prospectus/Proxy Statement entitled “Summary – Investment Objectives and Principal Investment Strategies” and “Comparison of the Funds – Principal and Non-Principal Investment Risks.”

T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of September 30, 2020, T. Rowe Price and its affiliates had approximately $1.3 trillion in assets under management.

T. Rowe Price will manage a portion of the Acquiring Fund via an investment advisory committee, chaired by Frank M. Alonso.

Portfolio Managers (Name and Title)	Portfolio Manager of the Fund Since
Frank M. Alonso Vice President and Portfolio Manager	2021

The committee chairman will have day-to-day responsibility for managing the Acquiring Fund and will work with the committee in developing and executing the relevant portion of the Acquiring Fund’s investment program. Mr. Alonso joined T. Rowe in 2000 and his investment experience dates from that time. During the past five years, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Prospectus/Proxy Statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.